UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018 (February 13, 2018)
____________________

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753
(Commission File Number)	(IRS Employer Identification No.)

170 North Radnor-Chester Road, Suite 200, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2018, the Board of Directors (the “Board”) of Safeguard Scientifics, Inc., a Pennsylvania corporation (the “Corporation”), approved amendments to amend and restate the Corporation’s Bylaws (the “Bylaws”). The Bylaws were last amended on October 19, 2016. The amendments to the Bylaws are principally focused on adding various procedural safeguards with respect to the submission to the Corporation of an advance notice of proposed nominations and/or other proposed business by shareholders intending to bring such business before a meeting of shareholders (an “Advance Notice”).

Procedural Safeguards Applicable to Advance Notices

•	Require a proposing shareholder (a “Proponent”) submitting an Advance Notice to represent and warrant in the Advance Notice that all information contained therein is true, accurate and complete in all respects and contains no false and misleading statements.

•	Require a Proponent to update and supplement, on a timely basis, the Advance Notice if any of the information contained in the Advance Notice becomes inaccurate or incomplete at any time after it is submitted.

•	Provide that the Corporation may request that a Proponent who submits an Advance Notice provide written verification to demonstrate the accuracy of any information contained in the Advance Notice.

•	Provide that the Corporation may request that a Proponent who submits an Advance Notice provide a written supplement to update the information contained in any previously submitted Advance Notice.

•	Require a Proponent to specifically identify in the Advance Notice by way of an express cross-reference how the information being provided therein is intended to comply with a specific requirement of the Bylaws applicable to the submission of an Advance Notice.

•	Prohibit a Proponent from incorporating by reference into an Advance Notice information from other documents which are not prepared in response to the requirements of the Bylaws.

•	Provide that a Proponent submitting an Advance Notice by delivering such advance notice to the Corporation acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Corporation nor the Board shall be restricted, in any manner, from publicly disclosing or using any of the information contained in such Advance Notice.

•	Require a Proponent to submit its own timely and proper Advance Notice notwithstanding any notice of the annual meeting or proxy statement sent to shareholders on behalf of the Corporation that may seek to bring similar items of business before the meeting.

•	Specify that business and director candidates proposed to be brought before an annual meeting by a Proponent may not be brought before such meeting if such Proponent takes action contrary to the representations made in the Advance Notice, or if, when submitted, the Advance Notice contained untrue statements or omissions of facts necessary to make the statements therein not misleading, or, after being submitted to the Corporation, the Advance Notice was not updated in accordance with the Bylaws.

•	Provide that in addition to the requirements of the Bylaws applicable to the submission of an Advance Notice, a Proponent shall also comply with all applicable requirements of the Bylaws, the Articles, the Pennsylvania Business Corporation Law, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities and Exchange Commission (the “SEC”) and other applicable law in connection with any proposed business and/or proposed nomination of director candidates, any solicitation of proxies from the Corporation’s shareholders in connection therewith and any filings required to be made with the SEC in connection therewith.

Content of an Advance Notice

•	Require the Advance Notice to include, in addition to the specific information required to be included therein pursuant to the Bylaws, such other information regarding the Proponent, each Participant (as defined in the Bylaws), any Affiliate or Associate (as such terms are defined pursuant to Rule 12b-2 under the Exchange Act) of the Proponent and each Participant, each proposed nominee and each other item of proposed business as would be required to be disclosed in a proxy statement or other filing required to be made by the Proponent with the SEC pursuant to Section 14(a) of the Exchange Act in connection with a contested solicitation of proxies by such Proponent in support of the nominees and/or other business proposed to be brought before the meeting.

Provisions Relating to the Conduct of Shareholders’ Meetings

•	Provide more detailed procedures with respect to the organization of shareholders’ meetings, including, but not limited to, the appointment of a presiding officer for the meeting and the appointment of a secretary for the meeting.

•	Provide that the Board or the chairman of a shareholder meeting shall be entitled to prescribe rules, regulations and procedures for the conduct of shareholder meetings.

In addition to the foregoing, there are various other “clean-up” changes that have been made to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and defining certain terms and the capitalization of such defined terms.

The foregoing description of the various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on February 13, 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
3.1	Third Amended and Restated Bylaws of Safeguard Scientifics, Inc., amended and restated as of February 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEGUARD SCIENTIFICS, INC.
(Registrant)

Date: February 13, 2018	By:	/s/ Brian J. Sisko
Name: Brian J. Sisko Title: Chief Operating Officer, Executive Vice President and Managing Director